UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K

_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2010

_______________________________

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Manitoba Avenue – Suite 200 Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (952) 476-9800

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 – Results of Operations and Financial Condition.

On October 12, 2010, Northern Oil and Gas, Inc. (the “Company”) announced increased 2010 drilling guidance and provided an operations update related to drilling and completion activity in the Williston Basin Bakken and Three Forks play.

2010 DRILLING ACTIVITY

Since January 1, 2010, the Company has spud 21.5 net wells.  The Company is currently participating in the drilling or completion of 90 gross Bakken or Three Forks wells, for an aggregate of 10.4 net wells currently drilling, awaiting completion or completing.  Of those wells, 5.0 net wells are currently drilling but have not reached total depth, an additional 4.6 net wells have been drilled to total depth and are awaiting completion and the remaining 0.8 net wells are currently undergoing fracture stimulation to commence production.

The Company now expects to spud approximately 24 net wells by the end of 2010, increased from previous guidance of 18 net wells.  The Company believes the increase in expected wells is based upon the increasing rig count, which was at an all-time high of 155 drillings rigs in the North Dakota Bakken play as of October 11, 2010.  The Company’s Chief Executive Officer, Michael Reger, commented “We continue to experience an increased pace of drilling in the Bakken and Three Forks plays.  In addition to allowing Northern Oil to consistently increase its production, increasing drilling activities have also allowed us to observe the impactful delineation of the Three Forks play in key counties of the Williston Basin.”

2010 ACREAGE ACQUISITIONS

The Company has acquired a total of 38,864 net acres year-to-date in the core of the Williston Basin Bakken and Three Forks play at a total cost of approximately $42.2 million.  This represents an average cost of $1,086 per acre.

RECENT COMPLETION HIGHLIGHTS

The following table illustrates the most recent well completions in which the Company participated.

WELL NAME	OPERATOR	COUNTY/STATE	WI	IP/BOEPD*	DAYS USED TO COMPUTE AVG. BOEPD	AVG. BOEPD**
RS-NELSON FARMS #2829H-1	HESS	MOUNTRAIL, ND	49.50%	752	30	334
JERICHO #2-5H	SLAWSON	MOUNTRAIL, ND	42.36%	386	69	177
JANET #1-8H	CONTINENTAL	WILLIAMS, ND	37.88%	640	N/A	N/A
JOANNE #1-7H	CONTINENTAL	DIVIDE, ND	37.58%	452	N/A	N/A
ALAMO #1-19-18H	SLAWSON	MOUNTRAIL, ND	29.98%	1,625	N/A	N/A
BADGER #1-9H	SLAWSON	MOUNTRAIL, ND	28.38%	2,057	30	799
DIAMONDBACK #1-21H	SLAWSON	MOUNTRAIL, ND	25.23%	2,013	30	494
STALLION #1-1-12H	SLAWSON	MOUNTRAIL, ND	23.00%	2,753	200	720
KLEPP 21X-01	XTO ENERGY	WILLIAMS, ND	22.81%	717	N/A	N/A
SHONNA #2-15H	CONTINENTAL	DIVIDE, ND	21.80%	402	N/A	N/A
RS-JOHNSON #2128H-1	HESS	MOUNTRAIL, ND	21.72%	371	72	198
SNIPER FEDERAL #1-6-7H	SLAWSON	MOUNTRAIL, ND	21.41%	3,784	120	1,000
EDWARDS #5992 44-10	OASIS	BURKE, ND	21.00%	612	182	273
STATE 36-1 #2H TFS	BRIGHAM	WILLIAMS, ND	20.36%	2,356	N/A	N/A
WHIRLWIND #1-31H	SLAWSON	MOUNTRAIL, ND	19.74%	1,674	63	721
AMANDA #21-14H	CONOCO PHILLIPS	MCKENZIE, ND	18.75%	1,833	N/A	N/A
MACHETE #1-19H	SLAWSON	MOUNTRAIL, ND	17.18%	1,303	179	490
MELGAARD #1-14H	CONTINENTAL	DIVIDE, ND	15.82%	1,012	84	481
BERRY #5403 11-6H	OASIS	MOUNTRAIL, ND	14.38%	1,789	30	838
BARENTHSEN #6059 44-5H	OASIS	BURKE, ND	14.30%	495	103	252
NEPTUNE #1-15H	SLAWSON	MOUNTRAIL, ND	13.37%	2,578	30	749
CLEARWATER #7-04H	EOG RESOURCES	MOUNTRAIL, ND	13.30%	667	N/A	N/A
EN-SKABO TRUST #0631H-1	HESS	MOUNTRAIL, ND	13.16%	995	65	347
LIBERTY #09-23H	EOG RESOURCES	MOUNTRAIL, ND	13.13%	1,217	N/A	N/A
VANVILLE #6-25H	EOG RESOURCES	MOUNTRAIL, ND	12.50%	N/A	N/A	N/A
HM HOVE 34X-33	XTO ENERGY	WILLIAMS, ND	12.50%	1,104	140	276
LIBERTY #6-25H	EOG RESOURCES	MOUNTRAIL, ND	11.88%	1,472	N/A	N/A
ALLIE 31X-24	XTO ENERGY	WILLIAMS, ND	11.72%	652	104	247
REDMOND #1-6H	EOG RESOURCES	MOUNTRAIL, ND	11.25%	390	N/A	N/A
LIBERTY #103-13TFS	EOG RESOURCES	MOUNTRAIL, ND	10.86%	648	N/A	N/A
LIBERTY #4-13H	EOG RESOURCES	MOUNTRAIL, ND	10.86%	978	N/A	N/A
FERTILE #34-31H	EOG RESOURCES	MOUNTRAIL, ND	10.39%	1,406	N/A	N/A
SIDONIA #7-25H	EOG RESOURCES	MOUNTRAIL, ND	10.00%	462	N/A	N/A
VAN HOOK #100-15TFS	EOG RESOURCES	MOUNTRAIL, ND	10.00%	1,585	271	818
GILLUND #1-32H	CONTINENTAL	DIVIDE, ND	9.62%	623	56	388
OSPREY FEDERAL #1-25-30H	SLAWSON	MOUNTRAIL, ND	9.49%	921	N/A	N/A
UXBRIDGE #1-9H	CONTINENTAL	DIVIDE, ND	9.04%	795	N/A	N/A
LIBERTY #101-12TFS	EOG RESOURCES	MOUNTRAIL, ND	8.98%	612	N/A	N/A
LIBERTY #23-12H	EOG RESOURCES	MOUNTRAIL, ND	8.98%	1,175	N/A	N/A
BABETTE 24X-33	XTO ENERGY	WILLIAMS, ND	7.67%	368	N/A	N/A
LIBERTY #5-24H	EOG RESOURCES	MOUNTRAIL, ND	7.42%	877	N/A	N/A
EN-HEINLE #2536H-1	HESS	MOUNTRAIL, ND	7.29%	1,104	28	662
KERBAUGH 31X-04	XTO ENERGY	WILLIAMS, ND	6.51%	711	123	254
HYNEK #5693 42-35H	OASIS	MOUNTRAIL, ND	6.39%	1,258	94	385
LIFFRIG 29-20 #1H	BRIGHAM	MOUNTRAIL, ND	6.25%	2,477	195	469
BROCKMEIER #1-1	CONTINENTAL	MCKENZIE, ND	6.02%	1,217	73	350
SCHILKE #8-24H	PEAK	MCKENZIE, ND	5.24%	1,478	43	883
SUMMERFIELD #15-15H	AMERICAN	DUNN, ND	5.10%	2,799	106	646
SIDONIA #8-26H	EOG RESOURCES	MOUNTRAIL, ND	5.00%	735	N/A	N/A
VOYAGER #2-28H	SLAWSON	MOUNTRAIL, ND	4.96%	1,676	60	592
ERNST #42-31H	OASIS	BURKE, ND	4.58%	607	30	399
SIDONIA #29-34H	EOG RESOURCES	MOUNTRAIL, ND	4.22%	396	N/A	N/A
KUBIK TRUST #1-18-19H	ANSCHUTZ	DUNN, ND	3.20%	2,441	133	566
JACK CVANCARA 19-18 #1H	BRIGHAM	MOUNTRAIL, ND	3.16%	5,035	120	967
ABELMANN STATE 21-16 #1H	BRIGHAM	MCKENZIE, ND	2.73%	3,301	135	535
SIDONIA #33-33H	EOG RESOURCES	MOUNTRAIL, ND	2.71%	792	N/A	N/A
GLADYS #2-9H	NEWFIELD	MCKENZIE, ND	2.60%	3,540	102	815
ROHDE #43-1H	WHITING	MOUNTRAIL, ND	2.57%	4,268	135	781
SIDONIA #34-31H	EOG RESOURCES	MOUNTRAIL, ND	2.16%	594	N/A	N/A
SIDONIA #13-08H	EOG RESOURCES	MOUNTRAIL, ND	2.03%	561	N/A	N/A
SIDONIA #10-2128H	EOG RESOURCES	MOUNTRAIL, ND	1.79%	885	N/A	N/A

* Initial Production Rate (the “IP” rate) is the 24-hour “Peak Production Rate.” Peak Production Rates may be established following the initial day of production, depending to operator design or well flowback profiles.  The IP rate may be estimated based on other third party estimates or limited data available at this time.

** Average barrels of oil equivalents per day (“Avg. BOEPD”) exclude any days a well was down for work/maintenance.

All information in the foregoing table was obtained through operator drilling reports, operator daily production reports and certain publicly available through North Dakota Industrial Commission – Oil & Gas Division reports.

CURRENTLY DRILLING OR COMPLETING WELLS

The following table illustrates wells in which the Company is currently participating.

WELL NAME	OPERATOR	COUNTY/STATE	WI	STATUS	FORMATION
VAGABOND #1-27H	SLAWSON	MOUNTRAIL, ND	60.92%	Drilling	BAKKEN
JEANIE 25-36 #2H	URSA	MCKENZIE, ND	54.58%	Drilling	BAKKEN
BIGHORN #1-6H	SINCLAIR	DUNN, ND	48.79%	Awaiting Completion	BAKKEN
GOBLIN #1-26H	SLAWSON	MOUNTRAIL, ND	45.54%	Awaiting Completion	BAKKEN
WATER MOCCASIN #1-34H	SLAWSON	MOUNTRAIL, ND	44.14%	Awaiting Completion	THREE FORKS
GUNNISON #44-25H	PRIMA	BURKE, ND	39.35%	Drilling	BAKKEN
TANBERG #1-4H	CONTINENTAL	DIVIDE, ND	36.86%	Awaiting Completion	THREE FORKS
SILENCER #1-29H	SLAWSON	MOUNTRAIL, ND	32.06%	Drilling	BAKKEN
AV-SCHWARTZ-163-93-1102H-1	HESS	BURKE, ND	30.61%	Drilling	DUAL LATERAL
CROSBY CREEK #1-5H	SINCLAIR	DUNN, ND	29.63%	Drilling	BAKKEN
PORCUPINE #1-19H	SINCLAIR	DUNN, ND	29.02%	Drilling	BAKKEN
CYCLONE #1-21-16H	SLAWSON	MCKENZIE, ND	25.00%	Drilling	BAKKEN
STAMPEDE #1-36-25H	SLAWSON	WILLIAMS, ND	25.00%	Awaiting Completion	BAKKEN
REVOLVER #1-35H	SLAWSON	MOUNTRAIL, ND	24.58%	Drilling	BAKKEN
FERTILE #29-27H	EOG RESOURCES	MOUNTRAIL, ND	23.75%	Completing	BAKKEN
LOSTWOOD #13-25H	EOG RESOURCES	MOUNTRAIL, ND	22.86%	Drilling	BAKKEN
RENEGADE #1-10H	SLAWSON	ROOSEVELT, MT	22.07%	Awaiting Completion	BAKKEN
RASCAL #1-18H	SLAWSON	RICHLAND, MT	20.00%	Drilling	BAKKEN
SUNDHAGEN 21X-3	XTO ENERGY	WILLIAMS, ND	17.77%	Completing	THREE FORKS
SCOUNDREL #1-8H	SLAWSON	RICHLAND, MT	16.81%	Awaiting Completion	BAKKEN
SIDONIA #23-2017H	EOG RESOURCES	MOUNTRAIL, ND	15.63%	Drilling	BAKKEN
TOLKSDORF 24X-27	XTO ENERGY	RICHLAND, MT	15.63%	Awaiting Completion	BAKKEN
DARCY DIRKACH #14-12H	MARATHON	DUNN, ND	14.79%	Awaiting Completion	BAKKEN
ARMADA FEDERAL #1-14-13H	SLAWSON	MOUNTRAIL, ND	14.20%	Completing	BAKKEN
LIBERTY #3-14H	EOG RESOURCES	MOUNTRAIL, ND	13.75%	Awaiting Completion	BAKKEN
HOLTE 21X-4	XTO ENERGY	WILLIAMS, ND	13.63%	Drilling	THREE FORKS
BANKS #5892 44-34H	OASIS	MOUNTRAIL, ND	13.13%	Completing	BAKKEN
MUSKRAT FEDERAL #1-28-33H	SLAWSON	MOUNTRAIL, ND	12.83%	Awaiting Completion	BAKKEN
HOIBY #158-94-4B-3-1H	PETRO HUNT	MOUNTRAIL, ND	12.81%	Completing	BAKKEN
GUSTAFSON #29-32-161-92H	SAMSON	BURKE, ND	12.50%	Awaiting Completion	BAKKEN
ZI PAYETTE #10-15H	ZENERGY	MCKENZIE, ND	12.50%	Awaiting Completion	BAKKEN
FERTILE #28-26H	EOG RESOURCES	MOUNTRAIL, ND	11.88%	Completing	BAKKEN
HUNTER #1-8-17H	SLAWSON	MOUNTRAIL, ND	11.74%	Awaiting Completion	BAKKEN
SUBMARINER FEDERAL #1-23-24H	SLAWSON	MOUNTRAIL, ND	10.89%	Awaiting Completion	BAKKEN
EN-WEFALD #1324H-1	HESS	MOUNTRAIL, ND	9.38%	Drilling	DUAL LATERAL
FRANCHUK #44-20SWH	ENCORE	DUNN, ND	9.38%	Awaiting Completion	BAKKEN
EVANS #5693 42-27H	OASIS	MOUNTRAIL, ND	9.38%	Drilling	BAKKEN
MCGAHAN #1-18-7H	HUNT	MOUNTRAIL, ND	8.56%	Awaiting Completion	BAKKEN
EN-HEINLE-#2536H-2	HESS	MOUNTRAIL, ND	7.29%	Awaiting Completion	DUAL LATERAL
EN-HEINLE-#2536H-3	HESS	MOUNTRAIL, ND	7.29%	Drilling	DUAL LATERAL
LIPPERT 1-12-#1H	BRIGHAM	WILLIAMS, ND	6.87%	N/A	BAKKEN
VIXEN FEDERAL #1-19-30H	SLAWSON	MOUNTRAIL, ND	6.70%	Awaiting Completion	BAKKEN
HELEN 11X-05	XTO ENERGY	WILLIAMS, ND	6.64%	Drilling	THREE FORKS
KJORSTAD #5300 24-22H	OASIS	WILLIAMS, ND	6.46%	Awaiting Completion	BAKKEN
NORWAY #1-5H	CONTINENTAL	MCKENZIE, ND	5.93%	Drilling	THREE FORKS
RELLA #18-19H	ZENERGY	WILLIAMS, ND	5.70%	Drilling	BAKKEN
SIDONIA #17-1324H	EOG RESOURCES	MOUNTRAIL, ND	5.55%	Completing	BAKKEN
MANN #21-18TFH	WHTING	STARK, ND	5.01%	Drilling	THREE FORKS
ROUND PRAIRIE #2-20H	EOG RESOURCES	WILLIAMS, ND	5.00%	Awaiting Completion	BAKKEN
STENEHJEM #27-34-1H	ABRAXAS	WILLIAMS, ND	4.87%	Awaiting Completion	BAKKEN
RAVIN #36-35-1H	ABRAXAS	WILLIAMS, ND	4.64%	Awaiting Completion	BAKKEN
PALERMO #1-24-25H	HUNT	MOUNTRAIL, ND	4.25%	Drilling	BAKKEN
JAGUAR #1-32H	SLAWSON	MOUNTRAIL, ND	4.22%	Awaiting Completion	BAKKEN
MILLER #44-11H	WHTING	WILLIAMS, ND	4.12%	Drilling	BAKKEN
KOALA #9-5-6-5H	KODIAK	MCKENZIE, ND	3.93%	Drilling	BAKKEN
BUD #1-19H	CONTINENTAL	WILLIAMS, ND	3.70%	Drilling	THREE FORKS
KOSTELECKY #31-6H	FIDELITY	STARK, ND	3.60%	Drilling	THREE FORKS
RS-SHUHART#2726H-2	HESS	MOUNTRAIL, ND	3.52%	Drilling	DUAL LATERAL
CROWFOOT #2-20H	EOG RESOURCES	MOUNTRAIL, ND	3.13%	Completing	BAKKEN
MEADOWLARK #2-6H	CONTINENTAL	DUNN, ND	3.12%	Awaiting Completion	BAKKEN
MEADOWLARK #3-6H	CONTINENTAL	DUNN, ND	3.12%	Drilling	THREE FORKS
SKACHENKO #2-31H	CONTINENTAL	DUNN, ND	3.12%	Awaiting Completion	THREE FORKS
SKACHENKO #3-31H	CONTINENTAL	DUNN, ND	3.12%	Drilling	BAKKEN
CLEARWATER #102-0506H	EOG RESOURCES	MOUNTRAIL, ND	2.95%	Drilling	THREE FORKS
CLEARWATER #8-0506H	EOG RESOURCES	MOUNTRAIL, ND	2.95%	Drilling	THREE FORKS
EN-ABRAHAMSON #3019H-2	HESS	MOUNTRAIL, ND	2.92%	Awaiting Completion	DUAL LATERAL
EN-ABRAHAMSON #3019H-3	HESS	MOUNTRAIL, ND	2.92%	Drilling	DUAL LATERAL
CARTER 14X-12	XTO ENERGY	WILLIAMS, ND	2.68%	Completing	THREE FORKS
WAYZETTA #142-3019H	EOG RESOURCES	MOUNTRAIL, ND	2.47%	Drilling	BAKKEN
CVANCARA #11-14H	WHTING	MOUNTRAIL, ND	2.44%	Drilling	BAKKEN
HODENFIELD #15-23H	AMERICAN	WILLIAMS, ND	2.38%	Drilling	BAKKEN
EN-WILL TRUST #2734H-3	HESS	MOUNTRAIL, ND	2.34%	Drilling	DUAL LATERAL
EN-TRINITY #2833H-1	HESS	MOUNTRAIL, ND	2.28%	Drilling	DUAL LATERAL
PHOENIX #1-9H	SLAWSON	MOUNTRAIL, ND	2.28%	Awaiting Completion	BAKKEN
MCD #11-29H	FIDELITY	MOUNTRAIL, ND	2.08%	Awaiting Completion	THREE FORKS
DOMASKIN #19-30-29H	FIDELITY	MOUNTRAIL, ND	1.94%	Awaiting Completion	BAKKEN
LYNN #19-20-29H	FIDELITY	MOUNTRAIL, ND	1.94%	Awaiting Completion	BAKKEN
WAYZETTA #134-17H	EOG RESOURCES	MOUNTRAIL, ND	1.80%	Drilling	THREE FORKS
JORGENSON #158-94-11D-2-1H	PETRO HUNT	MOUNTRAIL, ND	1.49%	Drilling	THREE FORKS
PALERMO #1-5-34H	HUNT	MOUNTRAIL, ND	1.47%	Awaiting Completion	BAKKEN
ROBERT HEUER #2-20H	CONTINENTAL	DIVIDE, ND	1.38%	Drilling	THREE FORKS
ETHAN HALL 6B-31-30-1H	ENERPLUS	DUNN, ND	1.35%	Drilling	BAKKEN
HARLEY #31-2H	BURLINGTON	MCKENZIE, ND	1.29%	Awaiting Completion	BAKKEN
DAKOTA-3 MASON #2-11H	ZENERGY	MOUNTRAIL, ND	0.98%	Completing	BAKKEN
STEPANEK #8-5H	ZENERGY	MCKENZIE, ND	0.81%	Completing	BAKKEN
FARVER #1-29H	CONTINENTAL	DIVIDE, ND	0.78%	Drilling	THREE FORKS
SATTERTHWAITE #43-1H	WHTING	MOUNTRAIL, ND	0.70%	Drilling	BAKKEN
EN-FRANDSON #2116H-1	HESS	MOUNTRAIL, ND	0.61%	Drilling	DUAL LATERAL
MARTENS #1-5H	SINCLAIR	MOUNTRAIL, ND	0.56%	Awaiting Completion	BAKKEN
FORT BERTHHOLD #152-94-13B-24-1H	PETRO HUNT	MCKENZIE, ND	0.52%	Awaiting Completion	THREE FORKS

UPDATED HEDGING ACTIVITY

The following table reflects the weighted average price of the Company’s open commodity derivative contracts as of September 30, 2010, by year with associated volumes.

Weighted Average Price Of Open Commodity Contracts
Year	Volumes (Barrels)	Weighted Average Price
2010	288,000	$80.41
2011	720,000	$80.89
2012	339,000	$80.62

The Company currently has hedged 1,347,000 barrels for delivery through June 2012 at a blended average of approximately $80.72 per barrel.

MANAGEMENT COMMENT

The Company’s Chief Executive Officer, Michael Reger, commented “The scale and scope of the Bakken and Three Forks play continues to exceed our expectations.  Our premier acreage position is turning to high-quality oil production more quickly than we have anticipated as the pace of drilling continues to accelerate.  With the North Dakota rig count currently at an all-time high of 155 rigs, we expect the development of this exceptional oil resource play to continue at a robust pace.  We are especially fortunate to be participating as a non-operating partner in the wells of many of the premier operators in this play.  It has been exciting for us to watch the best practices evolve and improve as the innovations of our operators continue to increase efficiency and productivity.  Based on excellent recent results in the Three Forks, we expect this play to continue to gain momentum as this additional producing horizon de-risks across the Williston Basin.  Most importantly, we continue to strategically acquire non-operated acreage interests at what we believe are very compelling price levels.  We intend to continue to exploit our ability to acquire acreage in this growing play as long as the opportunity exists.  Our single focus continues to be growing our presence and production as a non-operating partner in the Williston Basin Bakken and Three Forks play”.

SAFE HARBOR

This report contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding the Company’s financial position, business strategy, plans and objectives of management for future operations and industry conditions are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

The Company has based these forward-looking statements on its current expectations and assumptions about future events.  While the Company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control.

A copy of the press release which the Company issued reporting the foregoing information is attached as Exhibit 99.1.  The information in this Item 2.02, and the press release attached hereto as Exhibit 99.1, shall be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2010	NORTHERN OIL AND GAS, INC. By/s/ Michael L. Reger Michael L. Reger, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title of Document	Method of Filing
99.1	Press Release dated October 12, 2010	Filed Electronically